UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-23c-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23c-3

1. Investment Company Act File Number: 811-22870

Date of Notification: January 31, 2019

2. Exact name of investment company as specified in registration statement:

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

3. Address of principal executive office:

510 Madison Avenue, 21st Floor

New York City, NY 10022

A. ☒	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.
B. ☐	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
C. ☐	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

SHAREHOLDER REPURCHASE OFFER NOTICE

January 31, 2019

Dear Stone Ridge Reinsurance Risk Premium Interval Fund Shareholder:

The Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”) is a closed-end interval fund offering shares that are not redeemable daily for cash. To provide shareholders with some liquidity, the Fund has a quarterly share repurchase program to repurchase a portion of its outstanding shares at Net Asset Value (“NAV”) on a specified repurchase date, as discussed below.

The Fund’s January 2019 repurchase offer begins on January 31, 2019 and ends at 4:00 p.m. (ET) on February 22, 2019.

PLEASE NOTE THAT THE PROCEDURES FOR TENDERING YOUR SHARES FOR REPURCHASE, INCLUDING THE TIMING OF THE REPURCHASE REQUEST DEADLINE AND REPURCHASE PRICING DATE, HAVE CHANGED. YOUR SHARES WILL ONLY BE ACCEPTED FOR REPURCHASE IF YOU FOLLOW THE NEW PROCEDURES. PLEASE READ THE ENCLOSED REPURCHASE OFFER TERMS CAREFULLY FOR AN EXPLANATION OF THE NEW PROCEDURES.

If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action.

If you are interested in tendering your shares for repurchase, please follow the instructions set forth herein or, if you hold your shares through a registered investment adviser, broker-dealer or other intermediary (“Authorized Intermediary”), contact your Authorized Intermediary.

Because the Fund is a closed-end interval fund, it can only repurchase a specified portion of its outstanding shares on any repurchase date. Therefore, there can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own.

In addition, the Fund may, subject to certain conditions, repurchase shares from shareholders who have elected to receive distributions in cash, where (a) such shareholders invest in the Fund through an intermediary that maintains an omnibus account with the Fund and (b) such intermediary has arranged for all distributions it receives on behalf of shareholders to be automatically reinvested in shares of the Fund. Under these circumstances, in order to honor such shareholders’ election to receive distributions in cash, the Fund may accept for repurchase the number of shares (or fractional shares) equal in value to the amount of cash such shareholder would have received absent such intermediary’s arrangement, provided that the intermediary notifies the Fund no later than the close of business of the payment date of the distribution. The Fund will effect such repurchases on the day the Fund makes distributions. Any such repurchases will be effected separately from the quarterly repurchase program.

If you have any questions and you hold your share through an Authorized Intermediary, please contact your Authorized Intermediary. If you do not hold your shares through an Authorized Intermediary, a service representative at the Fund’s Transfer Agent, US Bank Global Fund Services, is available by calling 855-609-3680.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Regards,

Stone Ridge Reinsurance Risk Premium Interval Fund

Overview of January 2019 Repurchase Offer

Below is a summary of the January 2019 repurchase offer for the Stone Ridge Reinsurance Risk Premium Interval Fund. This is only a summary and investors should contact their Authorized Intermediary (defined below) and review the enclosed “Repurchase Offer Terms” for more information.

The Fund’s January 2019 repurchase offer begins on January 31, 2019 and ends at 4:00 p.m. ET on February 22, 2019 (the “Repurchase Request Deadline”).

Because the Fund is a closed-end interval fund, it can only repurchase a specified portion of its outstanding shares on any repurchase date. Therefore, there can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own.

If you wish to tender your shares for cash in this repurchase offer, you can do so (i) if you hold your shares at or through a registered investment adviser, broker-dealer or other intermediary (an “Authorized Intermediary”) by contacting your Authorized Intermediary and providing all of the information that the Authorized Intermediary requires on or prior to the Repurchase Request Deadline or, (ii) if you hold your shares directly through U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), by completing the enclosed Repurchase Request Form and ensuring that it is received in proper form by the Transfer Agent on or prior to the Repurchase Request Deadline. Please note that only investors who hold their shares directly through the Transfer Agent will receive the Repurchase Request Form. Certain Authorized Intermediaries may set times prior to the Repurchase Request Deadline by which they must receive all documentation relating to repurchase requests and may require additional information.

If you decide to tender shares for repurchase, please note that a repurchase of shares by the Fund generally will be a taxable transaction for U.S. federal income tax purposes. Please consult your financial adviser or tax adviser for more information.

The Repurchase Request Deadline will be strictly observed. If you or your Authorized Intermediary fails to submit the required information to the Transfer Agent or to take any other required action on or before the Repurchase Request Deadline, the Fund will not repurchase any of your shares until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

Please refer to the Fund’s Prospectus and the enclosed Repurchase Offer Terms (and, if you hold your shares directly through the Transfer Agent, the enclosed Repurchase Request Form) for additional information. If you hold your shares through an Authorized Intermediary and have any questions, please contact your Authorized Intermediary. If you do not hold your shares through an Authorized Intermediary, a service representative at the Transfer Agent is available by calling 855-609-3680. The enclosed documents apply to the current repurchase offer period, and new documents will be mailed in connection with subsequent quarterly repurchase offers.

Repurchase Offer Terms

1. The Offer. Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”) is offering to repurchase for cash up to five percent (5.0%) of the aggregate of its shares (“Shares”) that are issued and outstanding on the Repurchase Request Deadline (described below) at a price equal to the net asset value (“NAV” or “Net Asset Value”) determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date (described below), upon the terms and conditions set forth in (i) this Stone Ridge Reinsurance Risk Premium Interval Fund Shareholder Repurchase Offer Notice (this “Repurchase Offer Notice”), including these Repurchase Offer Terms, (ii) the Fund’s Prospectus, and, (iii) if you hold your Shares directly through U.S. Bank Global Fund Services, the Fund’s transfer agent (the “Transfer Agent”), the enclosed Repurchase Request Form. Collectively, those documents constitute the “Offer”. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The purpose of the Offer is to provide some liquidity to shareholders, as the Fund is unaware of any secondary market that exists for the Shares. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your registered investment adviser, broker-dealer, or other intermediary (an “Authorized Intermediary”), such Authorized Intermediary may charge a transaction fee for submitting a repurchase request for you.

2. Repurchase Request Offer Period and Repurchase Request Deadline. This quarter’s Offer begins on January 31, 2019 and ends at 4:00 p.m. (ET) on February 22, 2019 (the “Repurchase Request Deadline”). If you hold your Shares through an Authorized Intermediary and wish to tender your Shares, you must enter (or instruct your Authorized Intermediary to enter) a sell order (or otherwise transmit the repurchase request to the Fund in accordance with the operational processes relevant to that Authorized Intermediary) for the Shares you wish to tender on February 22, 2019 prior to 4:00 p.m. Eastern Time. If you hold your Shares directly through the Transfer Agent, you must submit the attached Repurchase Request Form to the Transfer Agent in proper form on or after January 31, 2019 and before the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed.

If you or your Authorized Intermediary does not enter a sell order (or otherwise transmit the repurchase request to the Fund in accordance with the operational processes relevant to that Authorized Intermediary) on February 22, 2019 prior to 4:00 p.m. Eastern Time, or if you do not submit the attached Repurchase Request Form to the Transfer Agent in prior form before the Repurchase Request Deadline, as applicable, your repurchase request will not be accepted and none of your Shares will be repurchased by the Fund.

All tendering shareholders, by entering (or instructing their Authorized Intermediary to enter) a sell order on the Repurchase Request Deadline or, if applicable, by execution and timely submission of the Repurchase Request Form to the Transfer Agent, waive any right to receive any notice of the acceptance of their tender.

3. Repurchase Pricing Date. The date on which the Fund’s Net Asset Value applicable to the Offer is determined (the “Repurchase Pricing Date”) will be February 22, 2019, the same date as the Repurchase Request Deadline, except as otherwise described in this paragraph. Under certain circumstances, the Repurchase Pricing Date could occur as late as the fourteenth calendar day after the Repurchase Request Deadline (or the next business day if such fourteenth calendar day is not a business day), in which case there is a risk that the Fund’s Net Asset Value per Share may fluctuate between those dates.

If you submit a repurchase request prior to the Repurchase Pricing Date, the Net Asset Value determined on the Repurchase Pricing Date may be higher or lower than the date on which you submit a repurchase request. Shares of the Fund earn dividends declared to shareholders of record through the date prior to the Repurchase Pricing Date. On January 24, 2019, the Net Asset Value per Share of the Fund was $8.18. Please call the Transfer Agent at 855-609-3680 for current NAV information.

4. Payment for Shares Repurchased. The Fund expects to distribute repurchase proceeds in cash to shareholders no later than seven calendar days after the Repurchase Pricing Date.

5. Repurchase Charge. The Fund does not currently charge a special handling or processing fee for repurchases. Your Authorized Intermediary may charge a transaction fee in connection with submitting a repurchase request.

6. Increase in Number of Shares Repurchased; Pro Rata Repurchase. If the Offer is oversubscribed such that shareholders tender for repurchase more Shares than the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to an additional 2% of the number of Shares that are outstanding on the Repurchase Request Deadline.

If the number of Shares tendered for repurchase exceeds the number of Shares the Fund is offering to repurchase, including, when applicable, the additional up to 2% of Shares described in the immediately preceding sentence, the Fund is generally required to repurchase the Shares tendered on a pro rata basis, rounded down to the nearest ..001 of a Share. There can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own. In the event of an oversubscribed Offer, you may be unable to liquidate some or all of your investment so tendered, and any Shares tendered by you that are not repurchased will remain in your account. You may have to wait until a subsequent quarterly repurchase offer to tender Shares that the Fund was unable to repurchase, in which case you would be subject to the risk of Net Asset Value fluctuations during that period. You would need to submit a new repurchase request for that offer. Any subsequent offer may also be oversubscribed.

Under certain circumstances, the Fund may, in its discretion, accept shares tendered by shareholders who own fewer than 100 shares and tender all of their shares for repurchase in the Offer. In that case, these shares would be accepted before prorating the shares tendered by other shareholders. Shareholders who wish to request such treatment should instruct their Authorized Intermediary or, if they hold their Shares directly through the Transfer Agent, the Transfer Agent to indicate to the Fund that they are eligible for such treatment.

7. Withdrawal or Modification of Number of Shares to be Repurchased. If you hold your Shares directly through the Transfer Agent, Shares submitted pursuant to the Offer may be withdrawn or you may change the number of Shares submitted for repurchase at any time prior to the Repurchase Request Deadline. Direct shareholders seeking to modify or withdraw their tender of Shares must send to the Transfer Agent, at the email address or fax number noted in the Repurchase Request Form, a notice of withdrawal or notice of modification, as applicable, that specifies the name of the person withdrawing or modifying a tender of Shares and the number of Shares to be withdrawn or the modified number of Shares to be tendered. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Shares may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding modifications or withdrawals of tenders, you may call a shareholder representative at the Transfer Agent at 855-609-3680. If your Shares are held for you by an Authorized Intermediary and you wish to modify or withdraw any instructions to your Authorized Intermediary to effect a repurchase request, please consult your Authorized Intermediary.

8. Suspension or Postponement of Repurchase Offer. The Board of Trustees of Stone Ridge Trust II, of which the Fund is a series, may suspend or postpone this Offer only by a majority vote of the Trustees (including a majority of the disinterested Trustees) and only in the following limited circumstances:

(a) during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or

(b) during any period in which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or during which it is not reasonably practicable for the Fund fairly to determine the Net Asset Value of Fund Shares; or

(c) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); or

(d) during other periods as the Securities and Exchange Commission permits the suspension or postponement of offers by the Fund for the protection of its shareholders.

If the Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

9. Certain Federal Income Tax Consequences. The following discussion is a general summary of certain federal income tax consequences of the Offer. This summary is based on U.S. federal income tax law as of the date hereof, including the Code, applicable Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below, and the Fund has not obtained, nor does the Fund intend to obtain, a ruling from the IRS or an opinion of counsel with respect to any of the consequences described below. This discussion does not address all aspects of taxation that may apply to shareholders or to specific types of shareholders such as tax-deferred retirement plans and shareholders that are not “United States persons” within the meaning of the Code (a “foreign shareholder”). Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information and should consult their tax advisers regarding the specific tax consequences to them of participating in the Offer, including federal, state, local and foreign tax consequences.

A repurchase of Shares pursuant to the repurchase offer will be treated as a taxable sale or exchange of the Shares for federal income tax purposes if either (a) the tendering shareholder tenders all of its Shares or meets numerical safe harbors with respect to percentage voting interest and reduction in ownership of the fund following the completion of the repurchase offer or (b) the tender otherwise results in a “meaningful reduction” of a shareholder’s ownership percentage interest in the Fund, which determination depends on a shareholder’s particular facts and circumstances. The Fund intends to take the position that shareholders tendering Shares will qualify for sale or exchange treatment for federal income tax purposes. It is possible that the IRS could disagree and successfully assert that the repurchase of Shares from any shareholder is properly treated as a distribution rather than as a sale or exchange. If the transaction is treated as a sale or exchange, any gain or loss recognized by a shareholder generally will be capital gain or loss if the Shares tendered are held by the shareholder as a capital asset, as short-term capital gain or loss if such Shares have been held for one year or less, and as long-term capital gain or loss if such Shares have been held for more than one year. Under the “wash sale” rules under the Code, loss recognized on Shares sold pursuant to the repurchase offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within 30 days before or after the date the tendered Shares are purchased pursuant to the repurchase offer and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

If the repurchase of Shares pursuant to the repurchase offer is not treated as a sale or exchange for federal income tax purposes, the amount received upon such repurchase will be treated for federal income tax purposes as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s current or accumulated earnings and profits for the year in which the repurchase occurs. Any balance will be treated as a return of capital to the extent of the shareholder’s tax basis in its Shares and thereafter as capital gain. In the event that a tendering shareholder is deemed to receive a dividend as a result of tendering its Shares, it is possible that shareholders whose percentage ownership of the Fund increases as result of the tender will be deemed to receive a constructive distribution from the Fund. Such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits.

Foreign Shareholders. Subject to the discussions below with respect to backup withholding and FATCA, if the repurchase of a foreign shareholder’s Shares pursuant to the Offer is treated as a sale or exchange of such Shares, a foreign shareholder generally will not be subject to U.S. federal income tax on gains (and will not be allowed a deduction for losses) realized on such repurchase unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the repurchase and certain other conditions are met.

If the repurchase of a foreign shareholder’s Shares pursuant to the Offer is treated as a distribution with respect to such Shares, the portion of the distribution that constitutes a dividend generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate), unless an exemption is available and the Fund elects to apply such an exemption. Such exemptions are described further in the Statement of Additional Information.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding described below, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or Form W-8BEN-E, or substitute form).

Foreign shareholders should consult their tax advisers and, if holding Shares through Authorized Intermediaries, their Authorized Intermediaries, concerning the application of these rules to the Offer.

FATCA. Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of ordinary dividends the Fund pays (or is deemed to pay) to that shareholder. The IRS and the Department of Treasury have issued proposed regulations providing that gross proceeds the Fund pays to a shareholder for a share repurchase treated as a sale or exchange will not be subject to FATCA withholding. If an amount paid (or deemed paid) by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to foreign shareholders. Each foreign shareholder is urged to consult its tax adviser regarding the applicability of FATCA.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and proceeds from a repurchase paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income or (iii) who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Transfer Taxes. The Fund will pay all share transfer taxes, if any, payable on the transfer to it of Shares repurchased pursuant to the Offer. If, however, (a) payment of the repurchase price is to be made to any person other than the registered owner(s), or (b) (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of any person other than the registered owner(s), then the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the repurchase price by the Transfer Agent unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

10. Documents in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, whose determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Shares which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in tender of any particular Shares or any particular shareholder, and the Fund’s interpretations of the terms and conditions of the Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tendered Shares will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund. None of the Fund, Stone Ridge Asset Management LLC, U.S. Bancorp Fund Services, LLC or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. The Fund and U.S. Bancorp Fund Services, LLC will not be liable for any loss incurred in the event that the Fund accepts unauthorized telephone instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein, in the Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, visit www.stoneridgefunds.com, call a service representative at the Transfer Agent at 855-609-3680, or contact your Authorized Intermediary.

Dated: January 31, 2019

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, FEBRUARY 22, 2019

IMPORTANT: THIS FORM IS ONLY FOR USE BY SHAREHOLDERS WHO HOLD THEIR SHARES DIRECTLY THROUGH U.S. BANCORP FUND SERVICES, LLC, THE FUND’S TRANSFER AGENT.

PLEASE COMPLETE THE FORM BELOW AND RETURN TO brokerdealer@usbank.com OR FAX TO 866-350-5098.

YOU MAY CONTACT THE FUND’S TRANSFER AGENT, U.S. BANCORP FUND SERVICES, LLC, AT brokerdealer@usbank.com OR 855-609-3680 WITH ANY QUESTIONS YOU MAY HAVE RELATED TO TENDERING YOUR SHARES.

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date. I understand that this quarterly repurchase offer is limited to five percent (5.0%) of the Fund’s outstanding shares and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares as described in the Repurchase Offer Terms.

Shareholder Information:

Name(s) of Registered Shareholder(s)	Telephone Number(s)	Email address

Tender Request:

Account Number	Number of Shares to Tender

Payment Information:

Payment will be made to the shareholder via check, unless wire instructions are present on their account.